UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2011

             TBS INTERNATIONAL PLC
(Exact name of registrant as specified in its charter)

Ireland	001-34599	98-0646151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Block A1 EastPoint Business Park
Fairview, Dublin 3, Ireland
(Address of Principal Executive Offices)

+1 353(0) 1 2400 222
 (Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

TBS International plc (the “Company”) held its Annual General Meeting of Shareholders on June 9, 2011 (the “Annual Meeting”).  Shareholders acted on seven items of business at the Annual Meeting.  The voting results are as follows:

1.	The following nominees for director were reappointed to the Company’s Board of Directors (the “Board”) based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Joseph E. Royce	14,325,864	103,031	21,436	7,041,139
Gregg L. McNelis	14,364,053	59,242	27,036	7,041,139
John P. Cahill	14,366,154	56,471	27,706	7,041,139
Randee E. Day	14,364,804	58,491	27,036	7,041,139
William P. Harrington	14,366,704	56,591	27,036	7,041,139
Alexander Smigelski	14,365,053	58,642	26,636	7,041,139

2.	The advisory resolution on executive compensation was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,308,620	79,554	62,157	7,041,139

3.	Shareholders voted, on an advisory basis, on the preferred frequency of conducting future advisory votes on executive compensation as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
14,349,538	15,797	40,767	44,229	7,041,139

Based on the results of the vote, and consistent with the recommendation of the Board, the Board has adopted a policy to conduct an advisory vote on executive compensation every one year until the next advisory vote on the frequency of conducting future advisory votes on executive compensation.

4.
The reappointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to serve until the 2012 Annual General Meeting of Shareholders and authorization of the Board, acting through the Audit Committee, to determine the independent registered public accounting firm’s remuneration was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,249,440	166,678	75,352	0

5.	The authorization to hold the Company’s 2012 Annual General Meeting of Shareholders at a location outside of Ireland was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,960,813	288,706	241,951	0

6.	The authorization for the Company and any of its subsidiaries to make open-market purchases of the Company’s Class A ordinary shares was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,137,587	265,334	88,549	0

7.	The determination of the price range at which the Company can re-issue shares that it acquires as treasury stock was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,781,437	531,335	178,698	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TBS INTERNATIONAL PLC

Date: June 15, 2011	By:	/s/ Ferdinand V. Lepere
Ferdinand V. Lepere
Senior Executive Vice President and Chief Financial Officer